UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2021

ACELRX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

351 Galveston Drive
Redwood City, CA 94063
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On April 21, 2021, AcelRx Pharmaceuticals, Inc. (the “Company”) entered into a Commercial Supply Agreement (the “CSA”) with Catalent Pharma Solutions, LLC (“Catalent”), effective March 31, 2021, under which Catalent will provide certain services to the Company in connection with the processing and packaging of a packaged single dose applicator containing the sublingual tablet 30 mcg sufentanil dosage form contained in the pharmaceutical product, DSUVIA® (sufentanil), intended for commercialization.

The term of the CSA is for a period of five years from the first date upon which the United States Food and Drug Administration approves Catalent as a packaging manufacturer of the single dose applicator containing DSUVIA in the United States (the “Commencement Date”). The term shall automatically be extended for successive two-year periods, unless and until one party gives the other party at least 24 months’ prior written notice of its desire to terminate as of the end of the then-current term.

The Company will pay Catalent an annual fee beginning on the first day of the month following the month during which the Commencement Date occurs. Prior to the Commencement Date, the Company will pay Catalent a monthly facility fee. Pursuant to the CSA, the Company will purchase each 10-pack carton of the single does applicator containing DSUVIA from Catalent at an agreed price through December 31, 2022, and pay other fees set forth in the CSA. All pricing and fees, with the exception of raw materials, may be adjusted on an annual basis, effective on January 1 of each calendar year, beginning with January 1, 2023, subject to certain limitations. Price increases for raw materials will be passed through to the Company.

The foregoing summary of the CSA does not purport to be complete and is qualified in its entirety by reference to the CSA, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2021	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ Raffi Asadorian
Raffi Asadorian
Chief Financial Officer

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